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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                ----------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                ----------------


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 20, 1994





                          NORTHROP GRUMMAN CORPORATION
             (Exact name of registrant as specified in its charter)





           DELAWARE                    1-3229               95-4320650
 (State or other jurisdiction        (Commission           (IRS Employer
       of incorporation             File Number)        Identification No.)


              1840 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA 90067
                    (Address of principal executive offices)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 553-6262

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Item 5.   OTHER EVENTS

          This Current Report on Form 8-K is being filed in connection with the offer and sale by Northrop Grumman Corporation, a Delaware corporation, of $600,000,000 aggregate principal amount of 8-5/8% Notes due 2004 and 9-3/8% Debentures due 2024 (the "Offered Debt Securities"). The Offered Debt Securities are being offered and sold under an existing shelf Registration Statement (Reg. No. 33-55143) covering up to $800,000,000 in Securities.

          On October 19, 1994, Northrop Grumman Corporation announced its results of operations for the three months ended September 30, 1994. A copy of the press release of Northrop Grumman Corporation announcing the results of operations is included in this Current Report on Form 8-K as an exhibit and is incorporated by reference in this Item 5.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description of Exhibit
- -----------    ----------------------

1.1 Underwriting Agreement dated October 20, 1994, among the Registrant and CS First Boston Corporation, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.

1.2 Terms Agreement dated October 20, 1994, among the Registrant and CS First Boston Corporation, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.

4.1 Indenture dated as of October 15, 1994, between the Registrant and The Chase Manhattan Bank (National Association), as trustee.

4.2 Officers' Certificate (without exhibits), dated as of October 20, 1994, establishing the terms of the Registrant's 8-5/8% Notes due 2004 and the 9-3/8% Debentures due 2024.

4.3            Form of 8-5/8% Note due 2004.

4.4            Form of 9-3/8% Debenture due 2024.

5 Opinion of Sheppard, Mullin, Richter & Hampton regarding the validity of the 8-5/8% Notes due 2004 and the 9-3/8% Debentures due 2024.


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99             Press Release dated October 19, 1994 announcing the results of operations for the three months ended September 30, 1994.


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NORTHROP GRUMMAN CORPORATION


                              By: /s/ Sheila M. Gibbons
                                  -------------------------
                                  Sheila M. Gibbons
                                  Corporate Vice President
                                     and Secretary


Dated: October 20, 1994


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